UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 15, 2025, Senseonics Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Abbott Laboratories (“Purchaser”) pursuant to which the Company agreed to issue and sell to the Purchaser in a private placement (the “Private Placement”) up to $25 million of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or such lesser number of shares that results in Purchaser’s beneficial ownership of 4.99% of the Company’s Common Stock immediately following the closing of the Private Placement and the public offering of the Company’s Common Stock being announced today (the “Proposed Public Offering”). The purchase price for the shares being sold in the Private Placement will be equal to the public offering price per share in the Proposed Public Offering. The Private Placement is conditioned upon the closing of the Proposed Public Offering and other customary closing conditions. Subject to the satisfaction of such closing conditions, the Company expects to close the Private Placement within two business days following the closing of the Proposed Public Offering.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Purchaser, indemnification rights and other obligations of the parties. Pursuant to the Purchase Agreement, the Company has agreed to grant the Purchaser certain information rights regarding the clinical and regulatory development status and progress of its Gemini and Freedom products, subject to the limitation that the Company shall not be required to deliver the Purchaser any competitively sensitive information.

The Purchase Agreement also provides that, before the Company pursues any such transaction with a third party, or if Purchaser were to propose to enter into a transaction, Purchaser will have an exclusive period to negotiate with the Company in good faith with respect to certain strategic transactions, including a merger, acquisition or other transaction involving a change in control of the Company, the sale or disposition of a material portion of the Company's consolidated assets, the sale, exclusive license or exclusive distribution arrangement involving any of the Company's material intellectual property (including the Gemini product and/or the Freedom product), excluding certain distribution agreements with respect to any product in one or more jurisdictions outside of the United States. However, nothing in the agreement obligates the Company to enter into any transaction if the Company’s board of directors determines that it is not in the Company’s stockholders’ best interest to do so. These rights will expire on the earliest of (i) the 90th calendar day following the FDA’s clearance of the Freedom Product as an integrated continuous glucose monitor (iCGM), (ii) December 31, 2032, and (iii) the date upon which Purchaser no longer owns at least 80% of the shares it purchases in the Private Placement.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of Purchaser in the Purchase Agreement, the shares to be issued in the Private Placement are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and and Regulation D promulgated thereunder, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of the Company. Such statements include, but are not limited to, statements regarding the completion and timing of the Private Placement and statements regarding the Proposed Public Offering. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: uncertainties related to market conditions and the completion of the Private Placement on the anticipated terms or at all and risks including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 and in the Company’s other Periodic and Current Reports filed with the SEC. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 8.01	Other Events

On May 15, 2025, in connection with the Proposed Public Offering, the Company provided written notice to Goldman Sachs & Co. LLC (“Goldman Sachs”) of its election to terminate that certain equity distribution agreement, dated August 10, 2023 (the “Equity Distribution Agreement”), as amended, with Goldman Sachs for the Company’s at the market offering.

On May 15, 2025, the Company updated its corporate presentation slide deck. A copy of the corporate presentation slide deck is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Securities Purchase Agreement, dated May 15, 2025, by and between Senseonics Holdings, Inc. and Abbott Laboratories.
99.1	Corporate Presentation (May 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# - Portions of the exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) contain the type of information that the Company customarily and actually treats as private and confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Senseonics Holdings, Inc.

Date: May 15, 2025	By:	/s/ Rick Sullivan
Rick Sullivan Chief Financial Officer